Exhibit 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Date: February 5, 2021

OAKTREE POWER OPPORTUNITIES FUND IV (DELAWARE) HOLDINGS, L.P.

/s/ Jason Lee
Name: Jason Lee
Title: Managing Director

BROOKFIELD ASSET MANAGEMENT INC.

/s/ Jessica Diab
Name: Jessica Diab
Title: Vice President - Legal & Regulatory

PARTNERS LIMITED

/s/ Brian Lawson
Name: Brian Lawson
Title: President

OAKTREE POWER OPPORTUNITIES FUND IV, L.P.

By: Oaktree Power Opportunities Fund IV GP, L.P.
Its: General Partner

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OAKTREE FUND GP, LLC

By: Oaktree Fund GP I, L.P.
Its: Managing Member

/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OAKTREE POWER OPPORTUNITIES FUND IV (PARALLEL), L.P.

By: Oaktree Power Opportunities Fund IV GP, L.P.

Its: General Partner

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

/s/ Henry Orren
Name: Henry Orren
Title: Authorized Signatory

OAKTREE CAPITAL MANAGEMENT L.P.

/s/ Henry Orren
Name: Henry Orren
Title: Vice President

OAKTREE CAPITAL GROUP, LLC

/s/ Henry Orren
Name: Henry Orren
Title: Vice President

ATLAS OCM HOLDINGS, LLC

/s/ Henry Orren
Name: Henry Orren
Title: Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holding GP, LLC
Its: General Partner

/s/ Henry Orren
Name: Henry Orren
Title: Vice President